As filed with the Securities and Exchange Commission on March 6, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.
CHOU AMERICA MUTUAL FUNDS

Annual Report
 December 31, 2017

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders (Unaudited)	1
Performance Charts and Analysis (Unaudited)	10
Schedules of Investments	12
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Additional Information (Unaudited)	32

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

Dear Shareholder,
For the year ending December 31, 2017, the Chou Opportunity Fund (the "Fund") was up 15.28%, while the S&P 500 Index generated a return of 21.83% during the same period. The Fund's prior performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
For the year, the main positive contributors to the Fund's performance included the Bank of America, Wells Fargo, and JPMorgan Chase TARP warrants, as well as the common stock of Resolute Forest Products and Valeant Pharmaceuticals.
The equity security holdings of Sears Holdings, Chicago Bridge & Iron, Ascent Capital Group, and MBIA Inc. contributed negatively to the Fund's performance in 2017.
During the period, the Fund wrote covered call options on Valeant Pharmaceuticals expiring on January 18, 2019, and Resolute Forest Products expiring on January 19, 2018 and April 20, 2018. The Fund also initiated equity positions in Teva Pharmaceutical Industries and Endo International.
The Fund reduced holdings of EXCO Resources 1.75 lien term loan, Resolute Forest Products, Bank of America and JPMorgan Chase TARP warrants, as well as Sears Holdings during 2017. The Fund also exited equity positions in Overstock.com, Chicago Bridge & Iron, UTStarcom Holdings, and General Motors warrants.
U.S. Bank TARP Warrants
Overall, investments in the TARP warrants of Bank of America, Wells Fargo and JPMorgan Chase performed well in 2017, as reflected by the increases in prices of each position shown in the following table.
Warrants	Price as of Dec. 31, 2016	Price as of Dec. 31, 2017	Percentage Change
Bank of America (Jan. 16, 2019)	$9.95	$17.56	76.48%
Wells Fargo (Oct. 28, 2018)	$21.33	$27.60	29.40%
JPMorgan Chase (Oct. 28, 2018)	$44.27	$66.43	50.06%

The maturity date for the TARP warrants is now less than a year away. As the time element gets shorter, we believe that the warrant is likely to become more speculative by nature and therefore we have started to reduce or eliminate the positions in the various TARP warrants. If we believe that the banks in question may still be undervalued, then we would be more likely to invest in the common stock of the banks.
However, it is important to note that any future decision to sell additional warrants or buy the common stock will be based on our view of issuers and the markets at such time.

EXCO Resources
As of December 31, 2017, the Fund owned about $14 million worth of EXCO Resources (EXCO)'s 1.75 lien term loan (converted from the second-lien term loan previously held in Feb. 2017), with approximately $23 million in par value. This is one of the largest positions in the portfolio, comprising more than 20% of the assets of the Fund (at market value).

We liked this security because it met our criteria for investing in the oil and gas sector. The criteria that we considered in analyzing this type of investment is that the security should be:

1. A very senior term loan or note;

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CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and

3. Of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is likely to be greater than the current price of the bond.

EXCO Resources is saddled with very expensive transportation and other contracts. In the event of bankruptcy, those contracts that have a present value of approximately $200 million for example could potentially be renegotiated to as low as $20 million. The longer the company decides not to seek Chapter 11 bankruptcy proceedings, the more value that is potentially eroded from the 1.75 lien term loan. As of now, we think that its value of the loan is approximately between 80 and 100 cents on a dollar. On December 31, 2017 it was priced at 61.25 cents on a dollar.

Valeant and the Pharmaceutical Industry
As if Valeant has not given enough pain and anguish to our unitholders, we believe pharmaceutical stocks as a group are selling at attractive valuations. They generate their earnings in cash and most of them are selling at less than 10 times earnings. Some of them are down more than 50% from their highs, which is what caught our attention initially. It may look like we are adding more emotional fuel to the fire from our experience with Valeant but we look at mispriced stocks on a case-by-case basis. Given our current favorable view of the pharmaceutical industry generally, as next discussed in greater detail, we are currently reviewing potential additional investments in the pharmaceutical industry.  In order to reduce the potential adverse effect on fund returns that could result from Food and Drug Administration (FDA) approval and patent expiration issues faced by a single company, we are considering diversifying our pharmaceutical exposure among investments in more than one company.
A Historical Perspective
What the pharmaceutical industry has been going through lately reminds me of what happened in the U.S. in 1994. A year earlier, then-president Bill Clinton appointed his wife, Hillary, to head a committee to prepare legislation for overhauling the U.S. health-care system, sending ripples of fear among investors of pharmaceutical stocks. It appeared as if drug prices would be set by the government on the basis of what it would cost to manufacture the product rather than being set by the market. Almost all pharmaceuticals stocks dived for the next of couple of years to unreasonable bargain levels.
It started with the 1992 U.S. presidential election. Clinton, the Democratic president-elect at the time vowed to make drug-price containment and universal health-care a cornerstone of his administration's plan to cut the nation's health-care bill, and promised to unveil a sweeping reform plan within his first 100 days in office. Several other politicians also joined the assault on the pharmaceutical industry by criticizing manufacturers for "drug price gouging" on critical medicines that patients needed by raising prices as high as three times the inflation rate in the 1980s. The political message was to protect American consumers from unfair and unaffordable drug prices by taking away the industry's carrots and replacing them with sticks.
As nervous investors feared that the incoming administration would enforce a tough pricing policy for prescription drugs, drug stocks were hammered starting in the pre-inaugural weeks, and continued to deteriorate with Clinton's victory in November 1992 and throughout debates over Clinton's health-care reform proposal from 1993 to 1994 (see Figure 1). The market psychology toward pharmaceutical stocks hit a decade low, as concerns heightened over the drug firms' ability to maintain their profit margins in a constrained pricing environment, despite new products in the pipeline.
Some of the key drug-related legislation proposed then as part of the health-care reform included:

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CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

•
A new National Health Board would determine the "reasonableness" of new drug prices based on prices charged in other countries and producer costs. They would investigate "unreasonable" drug prices, and require companies to bring prices in parity with other nations if a drug price was higher in the U.S. than abroad.

•	Drug companies would have to return to Medicare a rebate of 15% of their average nationwide price of each drug paid for by Medicare.
•
The Secretary of Health and Human Services could bargain down the prices of new drugs before Medicare agreed to pay for them. Failures to negotiate an acceptable price could lead to total exclusion from Medicare coverage.

•	Doctors would need permission from a government official to prescribe what were deemed as unreasonably priced drugs for Medicare patients.
The health-care reform package was eventually defeated in August 1994, sending an air of relief to the pharmaceutical stocks. They returned to their more fairly valued levels set from 1994 to 1998 (see Figure 2). The Republican revolution led by Newt Gingrich gave Republicans control of the Senate and House of Representatives, putting the final nail in the coffin for a health-care overhaul under the Clinton administration.
Similar political rhetoric returned in the latest U.S. election, when both Donald Trump and Hillary Clinton called out drug companies for outrageous and unjustified pricing practices. However, the historical and economic challenges faced in the 1990s still exist today, providing realistic limits to what politicians can do to manage drug prices.

Below are the graphs that compare the prices of three pharmaceutical stock prices both before and after August 1994.
FIGURE 1.

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CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

FIGURE 2.

In conclusion, we believe pharmaceutical stocks as a group are selling at attractive valuations, in comparison to the free cash flow and earnings they generate. The recent price drops may present one or more attractive long-term investment opportunities for us.
Sears Holdings
In hindsight, our initial assessment of Sears Holdings being worth more than $50 per share a few years ago was most likely too optimistic. This is taking into consideration that we received in excess of $23 per share in distributions from various spin-offs and right offerings, which we later sold in the stock markets. Nevertheless, we believe that the stock may still be cheap at the current valuation, albeit not at the level that we initially anticipated.
In 2017, we initiated a stock lending program where the Fund received a return on the shares lent. For Sears Holdings, the total amount we received for the year was about $1.8 million. This shows how heavily shorted the Sears stock has been. In spite of the interest payments received, it was not a good investment in 2017.
Resolute Forest Products
As of December 31, 2017, the market price of Resolute Forest Products (RFP) was at $11.05 per share, giving a market capitalization of roughly $990 million dollars. As we have explained in the past, the company continues to have consolidated sales of close to $3.5 billion and in each of its major business segments, it is a global leader. It continues to be the biggest volume producer of wood products east of the Rockies, the third largest in North America for market pulp, the number one producer of newsprint in the world and the largest producer in North America of uncoated mechanical paper and an emerging tissue producer. The wood products segment continues to have revenues of approximately $500 million, while the other three segments each continue to have revenues of approximately $1 billion. We believe that each of the four business segments could fetch at least $400 million in a normal market and, as a result, RFP may be undervalued. However, in spite of the stock moving up to $11.05 in 2017 from $5.35 on December 31, 2016, we have been disappointed with management's ability to make sound capital allocation decisions over the last five years.

4

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

Goodwill
In 2015 annual report, we wrote the following:

 "We have not done as well as the market for a couple of years and we wanted to take this opportunity to address that:

1) We could explain that we have been managing money for than 30 years and explain that there will always be times where we are going to underperform for a period of time.

2) We could point that in 2004, we won the Morningstar Manager of the Decade award in Canada.

3) We could write a lengthy tome of more than 100 pages on each of our significant holdings with the goal of demonstrating convincingly why we believe that they are so cheap and why we believe that the market is so wrong.

4) We could write about why we believe that our sound investment principles and a commitment to integrity and being fair to our investors should translate into better results over the long-term business cycle.

But at the end of the day, when all is said and done, the reality is that we have not done well in the recent past and, particularly, in the previous year. So, as a gesture of good will and what we believe to be the fairest way to behave, we made a voluntary capital contribution of $918,468 which approximates to the 2015 management fees that we were paid by Chou Opportunity Fund. We have also decided to voluntarily waive the fee going forward for the calendar year 2016."

We have waived the advisory fee for the Fund for the remainder of calendar year 2017. In total, we have not taken any advisory fees for the last three years ending December 31, 2017.
Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, the Fund has securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively influence the financial performance of the company. Also, we may enter into some derivative contracts, such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of any or all of these factors, the net asset value of the Fund can be from time to time more volatile than at other times. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the Fund's portfolio holdings are relative to what we believe to be their intrinsic value.
Also, the Fund's cash position was approximately 19% of net assets as at December 31, 2017. This large cash position may depress returns for a while as we hunt for undervalued securities. Obviously, if there is a severe correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to find good investment opportunities. But for now it could be a drag on returns.

Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.

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CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

The investment and portfolio performance views in this report were those of the Portfolio Manager as of December 31, 2017, and may not reflect his views on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.
This letter contains discussions about voluntary fee waivers of Chou America Management Inc., the investment adviser to the Opportunity Fund (the "Adviser"), with respect to fund operations during or following the reporting period ending December 31, 2017. This letter also references a voluntary capital contribution of the Adviser during a prior reporting period. Any such voluntary arrangement can be modified, terminated, or discontinued by the Adviser at any time; provided that the amount of any such waiver or capital contribution may not be recouped by the Adviser at a later date. The Adviser is under no obligation to make a voluntary fee waiver or voluntary capital contribution in the future for any reason. The Adviser made its decision to implement both the voluntary waiver in, and the voluntary capital contribution to, the Opportunity Fund subsequent to, and independent of, the decision of the Board of Trustees to the Trust to renew the Investment Advisory Agreement.
The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  One cannot invest directly in an index.

6

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

Dear Shareholder,
For the year ending December 31, 2017, the Chou Income Fund (the "Fund") was down 4.43% while the Barclay's Capital U.S. Corporate High Yield Bond Index (High Yield Index) generated a return of 7.50% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

Portfolio Commentary
Fund gains came principally from the bonds of Atlanticus Holdings, Valeant Pharmaceuticals and Ascent Capital Group.

Fund losses mainly came from our debt holdings of Westmoreland Coal Company, Avangardco Investments, UkrLandFarming PLC, and EXCO Resources 1.75 lien term loan.

During the year, the Fund reduced debt holdings in Centrus Energy, Avangardco Investments, Dex Media term loan, and equities of Wow Unlimited Media. The Fund also reduced or exited positions in Sandridge Energy Inc. convertible bond, Resolute Forest Products' stock and bond securities, Sears Roebuck Acceptance Corp. 7% bond, and Contura Energy first lien term loan.

Westmoreland Coal Company
Westmoreland Coal Company is the sixth largest North American coal producer (as measured by 2013 production of nearly 52 million tons, including the production of Sherritt International 2013 production), and it is the largest dragline operator among North American coal producers with 29 draglines owned or operated. It produces and sells thermal coal primarily to investment grade power plants under long-term cost-protected contracts, as well as to industrial customers and barbeque briquettes manufacturers.

The bond was weak in 2017 because of concerns and uncertainty on how the company intends to restructure its balance sheet. There were also concerns on whether the debt of its affiliate Westmoreland Resource Partners LP is 100% ring fenced – in other words whether it is non-recourse to the parent company Westmoreland Coal Company.

We feel that even if the company restructures its balance sheet, the 8.75% first lien term loan that we are holding is worth far more than what it is trading for on December 31, 2017. The company has no significant debt maturity until 2020 and it is about 3.5 times levered based on EBITDA of approximately over $200 million. We believe the bond will be under pressure in the short term until there is more clarity on the restructuring of its balance sheet.

Avangardco Investments and UkrLandFarming PLC
Avangardco Investments fell from 29.0 cents on a dollar on December 31, 2016 to 22.45 cents on December 31, 2017. Avangardco Investments is one of the leading agro-industrial companies in Ukraine, focusing on the production of shell eggs and egg products. According to the Pro-Consulting Report, it has a market share of approximately 57% of all industrially produced shell eggs and 91% of all dry egg products produced in Ukraine in 2013.

UkrLandFarming PLC fell from 31.7 cents on a dollar on December 31, 2016 to 15.25 cents on December 31, 2017. UkrLandFarming PLC operates as an integrated agricultural producer and distributor. The company engages in crops farming, eggs and egg products production, sugar production, as well as cattle and meat production and distribution.

We believe that the bonds of those companies are down from their purchase price in large part because that region of the world is highly volatile and is subject to serious geopolitical risk. As a result, we expect the prices of the bonds we purchased to be volatile and could subject the Fund to a permanent loss of capital. Strong balance sheet

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CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

and decent financial operations count but we believe that when investing in companies located in a region embroiled in a civil war fueled by Russia, geopolitics can trump solid financials.

It appears that our foray into Ukraine may result in some permanent loss of capital for the Fund.
EXCO Resources (EXCO)
As of December 31, 2017, the Fund owned about $1.9 million worth of EXCO's 1.75 lien term loan (converted from the second-lien term loan the Fund previously held in Feb. 2017), with approximately $3.1 million in par value. This is one of the largest positions in the portfolio, comprising more than 10% of the assets of the Fund (at market value).

We liked this security because it met our criteria for investing in the oil and gas sector. The criteria that we considered in analyzing this type of investment is that the security should be:

1. A very senior term loan or note;

2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and

3. Of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is likely to be greater than the current price of the bond.

EXCO Resources is saddled with very expensive transportation and other contracts. In the event of bankruptcy, those contracts that have a present value of approximately $200 million for example could potentially be renegotiated to as low as $20 million. The longer the company decides not to seek Chapter 11 bankruptcy proceedings, the more value that is potentially eroded from the 1.75 lien term loan. As of now, we think that the value of the loan is approximately between 80 and 100 cents on a dollar. On December 31, 2017 it was priced at 61.25 cents on a dollar.

Conclusion
We believe that most of the bonds held in the Fund's portfolio are somewhat underpriced. Most of them are yielding close to 10% yield to maturity, and we believe that even if some of them go through bankruptcy, the recovery value could be at least close to what the bonds are trading at.

Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently only two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively impact the financial performance of the company. Also, we may enter into some derivative contracts such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of these factors, the net asset value of the Fund can be more volatile than normal. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the securities are relative to their intrinsic value.

At December 31, 2017, our cash position (including foreign currencies) was approximately 39.7% of net assets.

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CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2017

Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.

The views in this report were those of the Fund manager as of December 31, 2017, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

The Barclays Capital U.S. Corporate High Yield Bond Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum Moody's credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

9

CHOU OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Opportunity Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Chou Opportunity Fund vs. S&P 500 Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2017	One Year	Five Years	07/01/10
Chou Opportunity Fund	15.28%	2.99%	5.74%
S&P 500 Index	21.83%	15.79%	16.02%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.31%. The Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses to 1.20% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

10

CHOU INCOME FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Income  Fund (the "Fund") compared with the performance of the benchmark, Barclays Capital U.S. Corporate High Yield Bond Index ("Barclays Index"), since inception. The Barclays Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 by Moody's (including defaulted issues) and at least one year to maturity. The total return of the Barclays Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Barclays Index does not include expenses. The Fund is professionally managed, while the Barclays Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Chou Income Fund vs. Barclays Capital U.S. Corporate High Yield Bond Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2017	One Year	Five Years	07/01/10
Chou Income Fund	-4.43%	3.51%	6.75%
Barclays Capital U.S. Corporate High Yield Bond Index	7.50%	5.78%	7.95%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 2.10%. The Fund's adviser has contractually agreed to waive a portion of its fee and/or reimburse  expenses to limit total operating expenses to 1.20% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses such as litigation), through May 1, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

11

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Equity Securities - 60.0%

Common Stock - 49.5%

Shares	Security Description	Value

Consumer Discretionary - 2.9%
426,608	Sears Holdings Corp. (a)(b)	$1,527,257
140,324	Sears Hometown and Outlet Stores, Inc. (a)(b)	364,842

		1,892,099
Consumer Staples - 22.0%
211,319	Ascent Capital Group, Inc., Class A (a)(b)	2,428,055
214,577	Endo International PLC (b)	1,662,972
65,000	Teva Pharmaceutical Industries, Ltd., ADR (a)	1,231,750
441,000	Valeant Pharmaceuticals International, Inc. (b)(c)	9,163,980

		14,486,757
Financials - 2.5%
225,000	MBIA, Inc. (a)(b)	1,647,000

Materials - 22.1%
1,321,221	Resolute Forest Products, Inc. (b)(c)	14,599,492

Total Common Stock (Cost $50,773,120)	32,625,348

Warrants - 10.5%

Shares	Security Description	Exer. Price	Exp. Date	Value

Financials - 10.5%

159,779	Bank of America Corp. (b)	$12.81	01/16/19	2,805,719
30,000	JPMorgan Chase & Co. (b)	41.83	10/28/18	1,992,900
77,400	Wells Fargo & Co. (b)	34.01	10/28/18	2,136,240

Total Warrants (Cost $1,202,533)	6,934,859

Preferred Stock - 0.0%

Communications - 0.0%
Rate
500	Overstock.com, Inc.	1.00%	27,500

Total Preferred Stock (Cost $7,840)	27,500

Total Equity Securities (Cost $51,983,493)	39,587,707

Fixed Income Securities - 21.7%

Syndicated Loan - 21.7%

Principal	Security Description	Rate	Maturity	Value

Energy - 21.7%

$23,296,667	EXCO Resources, Inc. (d)(e)	12.50%	10/26/20	14,269,209

Total Fixed Income Securities (Cost $18,403,133)	14,269,209

See Notes to Financial Statements.	12

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Repurchase Agreements - 5.9%

Principal	Security Description	Rate	Maturity	Value

$901,730	Citigroup Global Markets, Inc., dated 12/29/17, repurchase price $901,836 collateralized by U.S. Government Agencies, ranging from 2.00-9.00%, maturing 04/01/18-08/20/67 and U.S. Treasury Securities ranging from 0.00-1.25%, maturing 09/30/21-09/09/49; total market value $916,911(f)	1.41%	01/02/18	$901,730
901,730	Daiwa Capital Markets America Inc., dated 12/29/17, repurchase price $901,837 collateralized by U.S. Government Agencies, ranging from 1.63-6.50%, maturing 06/01/18-12/01/51 and U.S. Treasury Securities ranging from 0.00-4.50%, maturing 01/11/18-09/09/49; total market value $917,431(f)	1.43	01/02/18	901,730
901,730	HSBC Securities (USA) Inc., dated 12/29/17, repurchase price $901,834 collateralized by U.S. Treasury Securities ranging from 0.00-0.38%, maturing 05/15/18-08/15/46; total market value $919,526(f)	1.38	01/02/18	901,730
267,163	Merrill Lynch, Pierce, Fenner & Smith Inc., dated 12/29/17, repurchase price $267,194 collateralized by U.S. Treasury Securities ranging from 1.88-2.75%, maturing 07/31/22-08/15/42; total market value $270,338(f)	1.40	01/02/18	267,163

See Notes to Financial Statements.	13

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Principal	Security Description	Rate	Maturity	Value

$901,730	RBC Dominion Securities Inc., dated 12/29/17, repurchase price $901,835 collateralized by U.S. Government Agencies, ranging from 3.00-7.00%, maturing 08/01/25-12/20/47 and U.S. Treasury Securities ranging from 1.88-8.88%, maturing 02/15/19-08/31/24; total market value $916,916(f)	1.40%	01/02/18	$901,730

Total Repurchase Agreements (Cost $3,874,083)	3,874,083

Investments, at value - 87.6% (Cost $74,260,709)	$57,730,999

Written Options - (2.1)%

Call Options Written - (2.1)%

Contracts	Security Description	Strike Price	Exp. Date	Notional Value	Value

Materials - (0.5)%

(261)	Resolute Forest Products, Inc.	$7.50	01/19/18	$288,405	(92,655)
(136)	Resolute Forest Products, Inc.	10.00	01/19/18	150,280	(14,960)
(334)	Resolute Forest Products, Inc.	7.50	04/20/18	369,070	(123,580)
(491)	Resolute Forest Products, Inc.	10.00	04/20/18	542,555	(109,002)

(340,197)

Consumer Staples- (1.6)%
(4,000)	Valeant Pharmaceuticals International, Inc.	27.50	01/18/19	8,312,000	(1,040,000)

Total Written Options (Premiums Received $908,599)	$(1,380,197)

Other Assets & Liabilities, Net – 14.5%	9,571,663

Net Assets – 100.0%	$65,922,465

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	This security or a portion of the security is out on loan as of December 31, 2017. Total loaned securities had a value of $3,711,051.
(b)	Non-income producing security.
(c)	Subject to call option written by the Fund. All or a portion of this security is held as collateral for written options.
(d)	Payment in Kind Security. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(e)	Security is currently in default.
(f)	This security represents the investment of the collateral received in connection with securities out on loan at December 31, 2017.

See Notes to Financial Statements.	14

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock	$32,625,348	$-	$-	$32,625,348
Warrants	6,934,859	-	-	6,934,859
Preferred Stock	27,500	-	-	27,500
Syndicated Loan	-	14,269,209	-	14,269,209
Repurchase Agreements	-	3,874,083	-	3,874,083
Total Assets	$39,587,707	$18,143,292	$-	$57,730,999
Liabilities
Other Financial Instruments*
Written Options	$(1,163,962)	$(216,235)	$-	$(1,380,197)
Total Liabilities	$(1,163,962)	$(216,235)	$-	$(1,380,197)

*Other Financial Instruments are derivative instruments not reflected in the Investments, at value, such as written options, which are valued at their fair value at year end.

The Fund utilizes the end of period methodology when determining transfers.  As of December 31, 2017, there was $27,500 transferred from Level 2 into Level 1 due to a security using a quoted price versus a mean between bid and ask quotations on Preferred Stock.

PORTFOLIO HOLDINGS
% of Net Assets
Communications	0.0%
Consumer Discretionary	2.9%
Consumer Staples	20.4%
Energy	21.7%
Financials	13.0%
Materials	21.6%
Repurchase Agreements	5.9%
Other Assets & Liabilities, Net (1)	14.5%

Total	100.0%

(1)"Other Assets and Liabilities, Net" consists of assets, other than derivatives and securities, less liabilities and includes uninvested cash which represented 14.5% of the Fund's total net assets at December 31, 2017.  For more information, see the Fund's Statement of Assets and Liabilities.

See Notes to Financial Statements.	15

CHOU INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Equity Securities - 14.1%

Common Stock - 10.6%

Shares	Security Description	Value

Consumer Discretionary - 6.6%
788,273	Wow Unlimited Media, Inc., Class A (a)	$1,106,843

Energy - 4.0%
182	Contura Energy, Inc.	10,807
31,249	SandRidge Energy, Inc. (a)	658,417

		669,224

Total Common Stock (Cost $1,855,432)	1,776,067

Preferred Stock - 3.5%

Rate

Financials - 3.5%
50,765	Sears Roebuck Acceptance Corp.	7.00%	485,440
11,107	Sears Roebuck Acceptance Corp.	7.40	105,100

Total Preferred Stock (Cost $617,687)	590,540

Total Equity Securities (Cost $2,473,119)	2,366,607

Fixed Income Securities - 44.5%

Corporate Convertible Bonds - 16.8%
Principal	Security Description	Rate	Maturity	Value

Consumer Staples - 14.3%
$3,000,000	Ascent Capital Group, Inc.	4.00	07/15/20	2,383,125

Financials - 2.5%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	428,187

Total Corporate Convertible Bonds (Cost $3,176,323)	2,811,312

Corporate Non-Convertible Bonds - 15.5%
Consumer Staples - 10.6%
800,000	Avangardco Investments Public, Ltd. (b)	10.00	10/29/18	179,600
1,000,000	Mriya Agro Holding PLC (b)	9.45	04/19/18	65,000
5,101,866	UkrlandFarming PLC (b)	10.88	03/26/18	778,035
800,000	Valeant Pharmaceuticals International, Inc. (c)(d)	6.13	04/15/25	735,000

				1,757,635
Energy - 2.7%
1,000,000	Westmoreland Coal Co. (c)	8.75	01/01/22	455,000

Materials - 2.2%
453,617	Centrus Energy Corp. (c)	8.25	02/28/27	365,162
225,000	Sino-Forest Corp. (a)(e)	6.25	10/21/17	562
400,000	Sino-Forest Corp. (a)(e)	6.25	10/21/17	1,000

				366,724

Total Corporate Non-Convertible Bonds(Cost $8,134,742)	2,579,359

See Notes to Financial Statements.	16

CHOU INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Principal	Security Description	Rate	Maturity	Value

Syndicated Loans - 12.2%
Consumer Staples - 0.8%
$127,376	Dex Media, Inc. (ICE LIBOR + 10%) (f)	11.57%	07/29/21	$131,675
Energy - 11.4%
3,115,000	EXCO Resources, Inc. (b)(g)	12.50	10/26/20	1,907,938

Total Syndicated Loans (Cost $2,741,810)	2,039,613

Total Fixed Income Securities (Cost $14,052,875)	7,430,284

Repurchase Agreement - 1.3%

212,262	Daiwa Capital Markets America Inc., dated 12/29/17, repurchase price $212,288, collateralized by U.S. Government Agencies, ranging from 1.63-6.50%, maturing 06/01/18-12/01/51 and U.S. Treasury Securities ranging from 0.00-4.50%, maturing 01/11/18-09/09/49; total market value $215,958(h)	1.43	01/02/18	212,262

Total Repurchase Agreement (Cost $212,262)	212,262

Investments, at value - 59.9% (Cost $16,738,256)	$10,009,153

Other Assets & Liabilities, Net – 40.1%	6,690,062

Net Assets – 100.0%	$16,699,215

ICE LIBOR   Intercontinental Exchange London Interbank Offered Rate.
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security is currently in default.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,555,162 or 9.3% of net assets.
(d)	This security or a portion of this security is out on loan as of December 31, 2017.The loaned security had a value of $204,881 as of December 31, 2017.
(e)	Security represents entitlement to potential distributions from a litigation trust and is past the maturity date.
(f)	Floating rate security. Rate presented is as of December 31, 2017.
(g)	Payment in Kind Security. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(h)	This security represents the investment of the collateral received in connection with securities out on loan at December 31, 2017.

See Notes to Financial Statements.	17

CHOU INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock	$669,224	$1,106,843	$-	$1,776,067
Preferred Stock	-	590,540	-	590,540
Corporate Convertible Bonds	-	2,811,312	-	2,811,312
Corporate Non-Convertible Bonds	-	2,579,359	-	2,579,359
Syndicated Loans	-	2,039,613	-	2,039,613
Repurchase Agreement	-	212,262	-	212,262
Investments, at value	$669,224	$9,339,929	$-	$10,009,153

The Fund utilizes the end of period methodology when determining transfers.  As of December 31, 2017, there was $1,106,843 transferred from Level 1 into Level 2 due to a security using a mean between bid and ask quotations  versus a quoted price on Common Stock.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	6.6%
Consumer Staples	25.7%
Energy	18.1%
Financials	6.0%
Materials	2.2%
Repurchase Agreement	1.3%
Other Assets & Liabilities, Net (1)	40.1%

Total	100.0%

(1) "Other Assets & Liabilities, Net" consists of assets, other than derivatives and securities, less liabilities and includes uninvested cash which represents 40.1% of the Fund's total net assets at December 31, 2017.  For more information, see the Fund's Statement of Assets and Liabilities.

See Notes to Financial Statements.	18

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

120	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
. Investments, at value (Cost $74,260,709 and $16,738,256, respectively)	$57,730,999	$10,009,153
Cash	12,718,686	6,266,614
Foreign currencies (Cost $0 and $346,059, respectively)	-	368,592
Receivables:
Fund shares sold	5,000	-
Investment securities sold	677,986	136,200
Dividends and interest	90,977	167,438
Prepaid expenses	10,306	9,113
Total Assets	71,233,954	16,957,110

LIABILITIES
Call options written, at value (Premiums received $908,599 and $0, respectively)	1,380,197	-
Payables:
Collateral received on securities lending	3,874,083	212,262
Fund shares redeemed	19,698	10,133
Accrued Liabilities:
Investment adviser fees	-	2,508
Trustees' fees and expenses	302	63
Fund services fees	7,680	7,268
Other expenses	29,529	25,661
Total Liabilities	5,311,489	257,895

NET ASSETS	$65,922,465	$16,699,215

COMPONENTS OF NET ASSETS
Paid-in capital	$86,427,254	$24,112,936
Undistributed (distributions in excess of) net investment income	2,160	(575,937)
Accumulated net realized loss	(3,505,641)	(131,214)
Net unrealized depreciation	(17,001,308)	(6,706,570)
NET ASSETS	$65,922,465	$16,699,215
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,687,434	2,329,087
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$9.86	$7.17
*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	19

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $9,878 and $0, respectively) .	$49,402	$162,719
Interest income	4,280,472	658,841
Securities lending income	1,829,165	15,052
Total Investment Income	6,159,039	836,612
Adviser
EXPENSES
Investment adviser fees	742,757	176,883
Fund services fees	92,290	87,091
Custodian fees	10,438	12,616
Registration fees	21,233	20,633
Audit fees	17,500	17,500
Legal fees	32,923	9,739
Trustees' fees and expenses	16,314	3,898
Other expenses	43,919	28,364
Total Expenses	977,374	356,724
Fees waived and expenses reimbursed	(755,687)	(144,465)
Net Expenses	221,687	212,259

NET INVESTMENT INCOME	5,937,352	624,353

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,974,534)	1,048,178
Foreign currency transactions	-	723
Written options	382,238	-
Net realized gain (loss)	(2,592,296)	1,048,901
Net change in unrealized appreciation (depreciation) on:
Investments	6,073,007	(2,486,493)
Foreign currency translations	-	22,790
Written options	(471,598)	-
Net change in unrealized appreciation (depreciation)	5,601,409	(2,463,703)
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,009,113	(1,414,802)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,946,465	$(790,449)

See Notes to Financial Statements.	20

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND

December 31, 2015		Shares		Shares
NET ASSETS DECEMBER 31, 2015	$96,065,920	$96,065,920	$15,252,823	$15,252,823
OPERATIONS
Net investment income	4,579,182		2,035,377
Net realized loss	(782,865)		(901,701)
Net change in unrealized appreciation (depreciation)	(9,322,201)		2,066,171
Increase (Decrease) in Net Assets Resulting from Operations	(5,525,884)		3,199,847

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(5,261,532)		(2,097,065)
Net realized gain	(46,847)		-
Total Distributions to Shareholders	(5,308,379)		(2,097,065)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,057,874	586,768	2,498,877	341,359
Reinvestment of distributions	5,282,278	591,207	2,068,336	278,159
Redemption of shares	(12,165,674)	(1,302,779)	(3,037,871)	(405,793)
Redemption fees	991	-	-	-
Net contribution from affiliate (note 5)	918,468	-	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(906,063)	(124,804)	1,529,342	213,725
Increase (Decrease) in Net Assets	(11,740,326)		2,632,124
December 31, 2016
NET ASSETS DECEMBER 31, 2016 (Including line (a))	$84,325,594		$17,884,947
OPERATIONS
Net investment income	5,937,352		624,353
Net realized gain (loss)	(2,592,296)		1,048,901
Net change in unrealized appreciation (depreciation)	5,601,409		(2,463,703)
Increase (Decrease) in Net Assets Resulting from Operations	8,946,465		(790,449)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,171,272)		(1,055,060)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,561,995	277,036	135,164	16,851
Reinvestment of distributions	6,135,288	662,832	1,041,353	146,315
Redemption of shares	(29,875,769)	(3,269,621)	(517,439)	(65,662)
Redemption fees	164	-	699	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(21,178,322)	(2,329,753)	659,777	97,504
Decrease in Net Assets	(18,403,129)		(1,185,732)
NET ASSETS DECEMBER 31, 2017 (Including line (b))	$65,922,465		$16,699,215

(a) Undistributed (distributions in excess of) net investment income December 31, 2016	$236,080		$(532,346)
(b) Undistributed (distributions in excess of) net investment income December 31, 2017	$2,160		$(575,937)

See Notes to Financial Statements.	21

CHOU OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Year Ended December 31,
2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$9.35	$10.51	$13.71	$13.52	$11.41
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.73	0.51	(0.14)	(0.18)	0.05
Net realized and unrealized gain (loss)	0.63	(1.17)	(2.91)	0.84	3.31
Total from Investment Operations	1.36	(0.66)	(3.05)	0.66	3.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.85)	(0.59)	—	—	(0.19)
Net realized gain	—	(0.01)	(0.15)	(0.47)	(1.09)
Total Distributions to Shareholders	(0.85)	(0.60)	(0.15)	(0.47)	(1.28)
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	0.03
NET CONTRIBUTION BY AFFILIATE	—	0.10	(c)	—	—	—
NET ASSET VALUE, End of Year	$9.86	$9.35	$10.51	$13.71	$13.52
TOTAL RETURN	15.28%	(5.02	)%(d)	(22.27)%	4.88%	29.82%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$65,922	$84,326	$96,066	$99,799	$66,402
Ratios to Average Net Assets:
Net investment income (loss)	7.99%	5.58%	(1.15)%	(1.31)%	0.34%
Net expenses	0.30%	0.30%	1.24%	1.38%	1.48%
Gross expenses (e)	1.32%	1.31%	1.28%	1.40%	1.50%
PORTFOLIO TURNOVER RATE	14%	18%	4%	29%	56%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Calculated based on shares outstanding on February 18, 2016, the date of the capital contribution. See note 5.
(d)
Calculation includes affiliate reimbursements and contribution of capital.  Excluding the effect of the net reimbursements and contribution of capital from the Fund's ending net asset value per share, total return for the year ended December 31, 2016, would have been (6.04)%.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	22

CHOU INCOME FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$8.01	$7.56	$9.77	$11.04	$9.87
INVESTMENT OPERATIONS
Net investment income (a)	0.28	0.96	0.90	0.51	0.94
Net realized and unrealized gain (loss)	(0.64)	0.49	(2.01)	(1.01)	1.28
Total from Investment Operations	(0.36)	1.45	(1.11)	(0.50)	2.22
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.48)	(1.00)	(0.95)	(0.52)	(1.07)
Net realized gain	—	—	(0.15)	(0.25)	—
Total Distributions to Shareholders	(0.48)	(1.00)	(1.10)	(0.77)	(1.07)
REDEMPTION FEES (a)	— (b)	—	— (b)	— (b)	0.02
NET ASSET VALUE, End of Year	$7.17	$8.01	$7.56	$9.77	$11.04
TOTAL RETURN	(4.43)%	20.72%	(11.92)%	(4.83)%	22.86%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$16,699	$17,885	$15,253	$17,526	$14,737
Ratios to Average Net Assets:
Net investment income	3.53%	12.91%	9.94%	4.48%	8.39%
Net expenses	1.20%	1.20%	1.30%	1.50%	1.50%
Gross expenses (c)	2.02%	2.10%	2.36%	2.11%	3.41%
PORTFOLIO TURNOVER RATE	3%	22%	7%	17%	40%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	23

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

Note 1. Organization
The Chou Opportunity Fund and Chou Income Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of Chou America Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Chou Opportunity Fund's investment objective is long-term growth of capital. Chou Income Fund's investment objective is to provide capital appreciation and income production, with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in sixty days or less may be valued at amortized cost. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in

24

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the

25

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
The values of each individual written option outstanding as of December 31, 2017, for each Fund, if any, are disclosed in each Fund's Schedule of Investments.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund's balance sheet.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2017, Chou Opportunity Fund and Chou Income Fund had $12,468,686 and $6,016,614, respectively,  at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

26

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

Note 4. Fees and Expenses
Investment Adviser – Chou America Management Inc. (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 1.00% of each Fund's average daily net assets.
Distribution – Rafferty Capital Markets, LLC serves as each Fund's distributor (the "Distributor"). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts. The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $8,240 for service to the Trust and the Audit and Compliance Committee Chairperson receives an additional retainer fee of $3,000.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.
Note 5. Capital Contribution
On February 18, 2016, the Adviser made a voluntary capital contribution to the Chou Opportunity Fund in the amount of $918,468, which approximates the advisory fees retained by the Adviser with respect to the Chou Opportunity Fund during the fiscal year ended December 31, 2015. This voluntary contribution, included on the Statements of Changes, was a gesture of goodwill by the Adviser to the Chou Opportunity Fund in recognition of the Fund's underperformance in the prior year relative to its performance in earlier years. The Adviser is under no obligation to make a voluntary waiver, a voluntary fee reimbursement, or a voluntary capital contribution to either of the Funds in the future for any reason.

Note 6. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses to limit total annual operating expenses to 1.20% of the average daily net assets of each Fund through at least May 1, 2018 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). The Adviser has voluntarily decided to waive its entire advisory fee on the Chou Opportunity Fund beginning on January 1, 2016. The Adviser can unilaterally decide to terminate this voluntary waiver at any time. For the year ended December 31, 2017, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Total Fees Waived

Chou Opportunity Fund	$742,757	$12,930	$755,687
Chou Income Fund	141,429	3,036	144,465

27

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Chou Opportunity Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The total value of transactions in written options outstanding during the year ended December 31, 2017, were approximately as follows:
Written Options	$(1,392,504)

The Chou Opportunity Fund's use of derivatives during the year ended December 31, 2017, was limited to written options.
Following is a summary of the effect of derivatives on the Chou Opportunity Fund's Statement of Assets and Liabilities  as of December 31, 2017:
Location	Equity Contracts
Liability derivatives:
Call options written, at value	$(1,380,197)

Realized and unrealized gains and losses on derivatives contracts during the year ended December 31, 2017, by the Chou Opportunity Fund are recorded in the following locations on the Statement of Operations:

Location	Equity Contracts
Net realized gain (loss) on:
Written options	$382,238

Location	Equity Contracts
Net change in unrealized appreciation (depreciation) on:
Written options	$(471,598)

Note 8. Offsetting of Financial and Derivative Assets and Liabilities
The following table summarizes any derivatives and securities lending and related collateral, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statements of Assets and Liabilities.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Chou Opportunity Fund
Assets
Securities lending	$3,711,051	$-	$(3,711,051)	$-
Liabilities:
Over-the-counter derivatives**	(1,380,197)	1,380,197	$-	$-
Chou Income Fund
Assets
Securities lending	$204,881	$-	$(204,881)	$-

*
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Schedules of Investments.

28

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

**
Over-the-counter derivatives may consist of options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), disclosed in the Schedules of Investments.

Note 9. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2017, totaled as follows:

	Purchases	Sales
Chou Opportunity Fund	$8,527,525	$24,102,272
Chou Income Fund	401,381	2,384,015

Note 10. Federal Income Tax
As of December 31, 2017, the cost of investments and the components of net unrealized depreciation were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Chou Opportunity Fund	$73,473,949	$8,617,791	$(25,740,938)	$(17,123,147)
Chou Income Fund	17,317,962	230,461	(7,539,270)	(7,308,809)

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
Ordinary Income	Long-Term Capital Gain	Total

Chou Opportunity Fund

2017	$6,171,272	$-	$6,171,272
2016	5,261,570	46,809	5,308,379

Chou Income Fund

2017	1,055,060	-	1,055,060
2016	2,097,065	-	2,097,065

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Chou Opportunity Fund	$2,160	$(3,383,802)	$(17,123,147)	$(20,504,789)
Chou Income Fund	3,769	(131,214)	(7,286,276)	(7,413,721)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales for Chou Opportunity Fund and contingent payment debt instruments for Chou Income Fund.
As of December 31, 2017, the Chou Opportunity Fund had $2,036,729 of available short-term capital loss carryforwards that have no expiration date and Chou Opportunity Fund and Chou Income Fund had $1,347,073 and $131,214, respectively, of available long-term capital loss carryforwards that have no expiration date.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have

29

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

 been reclassified for the year ended December 31, 2017. The following reclassification was the result of currency gain/loss and paydowns and have no impact on the net assets of the Fund.

	Undistributed (distributions in excess of) Net Investment Income	Accumulated Net Realized Loss
Chou Income Fund	$387,116	$(387,116)

Note 11. Securities Lending Agreement
The Funds may lend securities, through their agent, to qualified borrowers in order to earn additional income.  The Funds lend portfolio securities to a broker in exchange for collateral consisting of cash or securities of a collateral requirement of at least 102% of the market value of the securities on loan.  If the value of the collateral falls below the collateral requirement, the agent shall request additional collateral in order to comply with the collateral requirement.  Should the borrower of the securities fail to return any loaned securities promptly, the bank has the right to use the collateral to repurchase the loaned securities.  As of December 31, 2017, cash collateral was invested in repurchase agreements as noted on the Funds' Schedules of Investments. Securities lending income is disclosed in the Funds' Statements of Operations.  As of December 31, 2017, the Chou Opportunity Fund received collateral of $3,874,083 and the value of securities loaned amounted to $3,711,051 and the Chou Income Fund received collateral of $212,262 and the value of securities on loan amounted to $204,881.
Note 12. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (FASB} issued Accounting Standards Update (ASU) No. 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 13. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Chou America Mutual Funds and the Shareholders of Chou Opportunity Fund and Chou Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Chou Opportunity Fund and Chou Income Fund, each a series of shares of beneficial interest in Chou America Mutual Funds (the "Funds"), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Basis for Opinion

These financial statements are the responsibility of the Funds' management.  Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Chou America Mutual Funds since 2010.

Philadelphia, Pennsylvania
March 1, 2018

31

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2017

Investment Advisory Agreement Approval

 At a meeting held on December 7, 2017, the Board of Trustees of Chou America Mutual Funds, including all of the Independent Trustees (the "Board"), approved the renewal of the investment advisory agreement (the "Advisory Agreement") between Chou America Management Inc. (the "Adviser" or "Chou America") and the Trust on behalf of the Funds.

In voting to approve the renewal of the Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to the respective Fund's benchmark index and a peer group of funds selected by Broadridge Financial Solutions , Inc. ("Broadridge Peer Group") ; (3) the level of the advisory fees and the overall expenses of each Fund and how those compared to each Fund's Broadridge  Peer Group; (4) the costs of services provided to the Funds and the profitability of Chou America; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board also considered whether or not any "fall-out" benefits accrued to Chou America or its affiliates (other than its direct compensation) as a result of Chou America's relationship with the Funds. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Advisory Agreement, the Board considered a broad range of information provided by Chou America, including but not limited to, reports relating to each Fund's performance and expenses. In addition, the Board considered a memorandum from its legal counsel regarding the legal framework and the Board's duties in considering the renewal of the Advisory Agreement. The Board also meets each quarter to review various aspects of the Funds and is provided additional material in connection with those meetings.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature, extent and quality of the advisory services provided by Chou America to each Fund under the Advisory Agreement. Chou America has previously represented to the Board that Chou America does not have any clients other than the Funds and that Francis Chou, the Funds' portfolio manager, manages Canadian mutual funds with investment strategies similar to those of the Funds through an affiliated Canadian adviser. The Board also noted Chou America's representation that it has the financial resources and appropriate staffing to manage the Funds and to meet its expense reimbursement obligations, noting that Chou America had continued a voluntary fee waiver for the Opportunity Fund through 2017. The Board also reviewed and considered the qualifications of Mr. Chou in his capacity as the portfolio manager to each Fund.

Performance

The Board considered the performance of each Fund as of September 30, 2017 as compared to its respective benchmark index. The Board considered that the Opportunity Fund underperformed its primary benchmark, the S&P 500 Index, for the since-inception and one-year, three-year and five-year periods ended September 30, 2017. Additionally, the Board considered that the Income Fund had underperformed its benchmark index, the Barclays Capital U.S. Corporate High Yield Bond Index, for the since inception and three-year and five-year periods ended September 30, 2017 but outperformed its benchmark for the one-year period ended September 30, 2017. The Board noted that the Opportunity Fund's performance was below the median for its Broadridge Peer Group for each of the one-year, three-year and five-year periods ended September 30, 2017. Further, the performance of the Income Fund was above the median for its Broadridge Peer Group for the one-year and five-year periods ended September 30, 2017, but performed below the Broadridge Peer Group median for the three-year period ended September 30, 2017. While the Board determined that Chou America's management of the Funds was satisfactory and could benefit the Funds and their shareholders, the Board discussed with Mr. Chou the reasons for the Funds' underperformance.

32

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2017

Particularly, the Board discussed the reasons for the Opportunity Fund's poor relative performance during 2016, which was principally due to the Fund's largest holdings underperforming Chou America's expectations. The Board considered the steps the Adviser was taking to improve Fund performance.

Fees and Expenses

The Board considered the contractual advisory fee rates for each Fund relative to the contractual fee rates for each Fund's Broadridge Peer Group. The Board also considered the total expense ratios of each Fund relative to the relevant Broadridge Peer Group for the period ended September 30, 2017. The Board also considered that Chou America contractually agreed to continue its fee waivers and expense caps for each Fund's 2017 fiscal year to the extent set forth in the Expense Limitation Agreement. The Board noted that the actual advisory fee reflected fee waivers and/or expense reimbursements and considered that Chou America waived its entire advisory fee and reimbursed expenses for the Opportunity Fund. The Board also noted that Chou America waived most of its advisory fee and reimbursed expenses for the Income Fund.

With respect to the Opportunity Fund, the Board considered that the Fund's contractual advisory fee rate was higher than the median of its Broadridge Peer Group and its total expense ratio and actual advisory fee rate was lower than the median of its Broadridge Peer Group. The Board also considered that Chou America voluntarily waived its entire advisory fee during 2017 with respect to the Opportunity Fund; however, this voluntary fee waiver would be discontinued effective January 1, 2018. With respect to the Income Fund, the Board considered the actual advisory fee rate was lower than the Broadridge Peer Group average, and that the contractual advisory fee rate and total expense ratio were higher than the median of its Broadridge Peer Group. The Board also considered that the Income Fund's total expense ratio reflected fees waived and/or expenses reimbursed.  The Board concluded that each Fund's contractual and actual advisory fee rates were reasonable.

Costs of Services and Profitability

The Board considered the costs to operate the Funds and the profitability of Chou America. The Board reviewed the fees paid by each Fund to Chou America for the fiscal year ended December 31, 2016. The Board also reviewed the profit and loss statement provided by Chou America on a fund-by-fund basis and considered Chou America's methodology with respect to the profitability calculation. In this regard, the Board noted that Chou America was not profitable with respect to services provided to both the Opportunity Fund and the Income Fund for the fiscal year ended December 31, 2016 after the effect of certain fee waivers, expense reimbursements and a voluntary capital contribution by Chou America to the Opportunity Fund. The Board also noted the existing Expense Limitation Agreement is in place through May 1, 2019.  After considering all of the information the Board concluded that it was satisfied with the profitability of the Adviser and believed the Adviser had the financial resources to continue to manage the Funds.

Economies of Scale

With respect to economies of scale, the Board considered the current asset size of the Funds. In this regard, the Board also considered Chou America's representation that while there is potential for economies of scale in connection with the services that Chou America provides to the Funds, Chou America does not believe that breakpoints in the fee schedules of the Funds would be appropriate in the absence of significant growth of Fund assets.  The Board concluded it would monitor the asset growth of the Funds and would consider breakpoints in the event of significant and sustained asset growth.

33

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2017

Other Benefits

The Board noted that Chou America did not identify any indirect "fall-out" benefits that accrue to Chou America or its affiliates (other than its direct compensation) from Chou America's relationship with the Funds. The Board also noted that Chou America represented that it does not use soft-dollars as permitted by Section 28(e) of the Securities  Exchange Act of 1934, as amended. Based on the foregoing representation, the Board concluded that other benefits received by Chou America from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement.

Conclusion

Based on its evaluation of these and other factors, the Board, in the exercise of its business judgment, concluded with respect to each Fund that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by Chou America; (2) each Fund's performance was satisfactory in light of all the factors considered by the Board, and acknowledged the steps the Adviser was taking to improve performance, and; (3) the profits, as applicable, and fees payable to Chou America were reasonable in the context of all the factors considered by the Board; (4) the economies of scale were not a material factor in its approval of the Advisory Agreement given the current size of the Funds; and (5) other benefits received by Chou America from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement. In light of these conclusions, the Board determined, in its business judgment, to renew the Advisory Agreement.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission's, ("SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017, through December 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value

34

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2017

divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$1,137.10	$1.78	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	$1.68	0.33%

Chou Income Fund
Actual	$1,000.00	$948.27	$5.89	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

*
Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Chou Opportunity Fund designates 70.04% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Chou Opportunity Fund also designates 0.98% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Chou Income Fund designates 15.37% as QDI and 76.25% as QII. The Chou Income Fund also designates 15.37% of its income dividend distributed as qualifying for the corporate dividends-received deduction.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders.  The following table provides information about each Board member and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101.  Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 682-6352.

35

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2017

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lily Pinarello Born: 1953	Trustee	Since 2010	Retired since 1999.	2	0
Erroll Tyrone Tull Born: 1945	Trustee; Chairman, Audit and Compliance Committee	Since 2014	Retired since 2010; Benefits Co-ordinator, Crown Metal Packaging, 1971-2010.	2	0
Interested Trustee
Francis S.M. Chou Born: 1956	Trustee	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986.	2	0
Officers
Francis S.M. Chou Born: 1956	President and Principal Executive Officer	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986.	N/A	N/A
Michael J. McKeen Born: 1971	Treasurer and Principal Financial Officer	Since 2010	Senior Vice President, Atlantic since 2008.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2013	Fund Compliance Officer, Atlantic, since 2013. Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic, 2008-2011.	N/A	N/A
Gino Malaspina Born: 1968	Secretary	Since 2016
Senior Counsel, Atlantic, since June 2014; Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services LLC, 2010-2014; and Associate, Stradley Ronon Stevens & Young, LLP, 2009-2010.
				N/A	N/A
Zachary Tackett Born: 1988	Vice President, and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic, Since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2010	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A

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FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

243-ANR-1217

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Chou America Mutual Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no members of the Audit Committee are an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
 (a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,000 in 2016 and $29,000 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2016 and $6,000 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Periods, the Registrant's principal accountant provided no non-audit services to the investment adviser or any entity controlling, controlled by or under common control with the investment adviser to the series of the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Code of Ethics (Exhibit filed herewith).

(a)(2)	Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Chou America Mutual Funds

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	February 27, 2018

By:	/s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer
Date	February 27, 2018